Supplement dated September 15, 2023
to the Summary Prospectus, Statutory Prospectus
and Statement of Additional Information of:

Aquila Funds Trust

Aquila High Income Fund

Aquila Opportunity Growth Fund

Dated April 27, 2023

Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona

Aquila Tax-Free Fund of Colorado

Aquila Churchill Tax-Free Fund of Kentucky

Aquila Tax-Free Trust of Oregon

Aquila Narragansett Tax-Free Income Fund

Aquila Tax-Free Fund For Utah

Dated July 27, 2023

Hawaiian Tax-Free Trust

Dated July 27, 2023

The following disclosure supplements any information to the contrary in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Purchase, Redemption and Exchange of Fund Shares

The following disclosure supplements the information in each Fund’s Summary Prospectus and Prospectus under the headings “Purchase and Sale of Fund Shares,” Purchases,” “Redeeming an Investment,” and “Exchanges,” as applicable, and in the Statement of Additional Information under the heading “Purchase, Redemption, and Pricing of Shares:”

Effective October 2, 2023, shareholders that hold an Aquila Group of Funds account directly with the Funds may purchase, redeem and exchange shares of a Fund with the Fund’s transfer and shareholder servicing agent through an online investor portal, which can be accessed via the Funds’ website at aquilafunds.com/myaccount. Shareholders may also continue to purchase, redeem and exchange shares of a Fund in writing, by telephone or through a financial intermediary, as applicable, as set forth in the Summary Prospectus, Prospectus and Statement of Additional Information.

Broker-Defined Sales Charge Waiver Policies

The following disclosure supplements the information in the Prospectus under the heading “Broker-Defined Sales Charge Waiver Policies:”

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•         Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Please retain this supplement for future reference

AQL-AIJPMPS-0923